Exhibit 10.1

NINTH AMENDMENT TO CREDIT AGREEMENT

THIS NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is made and entered into as of October 31, 2012, by and among SWISHER HYGIENE INC., a Delaware corporation (“Borrower”), the Subsidiary Guarantors party hereto, the Required Lenders under and as defined in the hereinafter defined Credit Agreement, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent under the hereinafter defined Credit Agreement (the “Administrative Agent”).

BACKGROUND STATEMENT

A. The Borrower is party to the Credit Agreement dated as of March 30, 2011, among the Borrower, the Lenders party thereto from time to time and the Administrative Agent (as amended by the First Amendment to Credit Agreement and Pledge and Security Agreement dated as of August 12, 2011, Second Amendment to Credit Agreement dated as of April 12, 2012, Third Amendment to Credit Agreement dated as of May 15, 2012, Fourth Amendment to Credit Agreement dated as of May 30, 2012, Fifth Amendment to Credit Agreement dated as of June 28, 2012, Sixth Amendment to Credit Agreement dated as of July 30, 2012, Seventh Amendment to Credit Agreement and Pledge and Security Agreement dated as of August 31, 2012, and Eighth Amendment to Credit Agreement dated as of September 27, 2012, the “Credit Agreement”). Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Credit Agreement.

B. The Borrower has requested certain amendments to the Credit Agreement, and the Administrative Agent and Required Lenders have agreed to make such amendments on the terms and subject to the conditions set forth herein.

STATEMENT OF AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

AMENDMENTS TO THE CREDIT AGREEMENT

1.1 Amendment to Section 1.1 (Definitions) of the Credit Agreement. Section 1.1 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetic order:

“Ninth Amendment” means the Ninth Amendment to Credit Agreement, dated as of October 31, 2012, among the Borrower, the Subsidiary Guarantors party thereto, the Lenders party thereto, and the Administrative Agent.

“Ninth Amendment Effective Date” means the date upon which the conditions to the effectiveness of the Ninth Amendment set forth in Article III thereof are satisfied or waived in accordance with their terms.

“Special Collateral Account” means the deposit account with Administrative Agent in the name of the Borrower with the account number *.

*	Confidential terms omitted and provided separately to the Securities and Exchange Commission.

1.2 Amendments to Section 6.1 (Financial Statements) of the Credit Agreement.

(a) Section 6.1 of the Credit Agreement is hereby amended by deleting the final proviso at the end of clause (a) thereof and replacing it with the following:

“provided further, that notwithstanding the foregoing, the financial statements required to be delivered pursuant to this Section 6.1(a) for the fiscal quarters ending March 31, 2012, June 30, 2012, and September 30, 2012 shall be delivered on or before the earlier of (i) November 16, 2012 and (ii) the date on which the Borrower delivers such financial statements to the Securities and Exchange Commission;”

(b) Section 6.1 of the Credit Agreement is hereby amended by deleting the final proviso and the “and” at the end of clause (b) thereof and replacing it with the following:

“provided further, that notwithstanding the foregoing, the financial statements required to be delivered pursuant to this Section 6.1(b) for the fiscal year ending December 31, 2011 shall be delivered on or before the earlier of (i) November 16, 2012 and (ii) the date on which the Borrower delivers such financial statements to the Securities and Exchange Commission; and”

1.3 Addition of New Section 6.19 (Special Collateral Account) to the Credit Agreement. A new Section 6.19 is hereby added to the Credit Agreement as follows:

“6.19 Special Collateral Account.

(a) On or before the Ninth Amendment Effective Date, the Borrower shall deposit $2,800,000 as cash collateral into the Special Deposit Collateral Account.

(b) On or before November 7, 2012 or such later date as the Administrative Agent agrees to in writing in its sole discretion, the Borrower shall deposit $2,540,000 as cash collateral into the Special Deposit Collateral Account.

(c) All funds in the Special Collateral Account shall be held by the Administrative Agent for the benefit of the Lenders as security for full payment and timely performance of the Obligations and obligations under corporate credit cards or purchase cards issued to the Borrower or any Subsidiary Guarantor by any Lender, and the Borrower hereby pledges, transfers and assigns to the Administrative Agent, and grants to the Administrative Agent a continuing security interest in and to, the Special Collateral Account and all profits and proceeds thereof, which security interest is prior to all other liens. The Borrower acknowledges and agrees that the Special Collateral Account is, except as otherwise provided in this Section 6.19, subject to the sole dominion, control and discretion of the Administrative Agent, who shall have the sole right to control the disposition of funds in the Special Collateral Account without the further consent of the Borrower or any other person or entity. The Borrower acknowledges and agrees that no Credit Party nor any other party claiming on behalf of, or through, any Credit Party shall have any right of withdrawal with respect to the Special Collateral Account except with the prior written consent of the Administrative Agent; provided, that, upon (i) the termination of all of the Letters of Credit, (ii) expiration of a 75 day period following the termination of all corporate credit cards or purchase cards issued to the Borrower or any Subsidiary Guarantor by any Lender and payment in full of all outstanding amounts thereunder, and (iii) the payment in full by the Credit Parties of all of the Obligations, the Administrative Agent shall promptly transfer all excess funds remaining in the Special Collateral Account to the Borrower in accordance with written instructions from the Borrower.

1.4 Amendment to Section 9.1 (Events of Default) of the Credit Agreement. Section 9.1(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b) The Borrower or any other Credit Party shall (i) fail to observe, perform or comply with any condition, covenant or agreement contained in any of Sections 2.14, 6.1, 6.2(n), 6.3(i), 6.9, 6.10, 6.19 or in Articles VII or VIII or (ii) fail to observe, perform or comply with any condition, covenant or agreement contained in Section 6.2 (other than Section 6.2(n)) and (in the case of this clause (ii) only) such failure shall continue unremedied for a period of five Business Days after the earlier of (y) the date on which a Responsible Officer of the Borrower acquires knowledge thereof and (z) the date on which written notice thereof is delivered by the Administrative Agent or any Lender to the Borrower;

ARTICLE II

LIMITED WAIVER

2.1 Limited Waiver.

(a) The Administrative Agent (i) waives any Default or Event of Default that may exist due to a violation of Section 6.4 of the Credit Agreement on account of the Borrower’s failure to file its 2011 10-K by April 16, 2012 so long as the Borrower files such 10-K on or before November 16, 2012, and (ii) acknowledges that the representation in Section 5.12 of the Credit Agreement may not be true and correct on any day on or after April 16, 2012 and on or before November 16, 2012 on account of the Borrower’s failure to file its 2011 10-K on or before April 16, 2012. Borrower acknowledges that the waivers and acknowledgements of the Administrative Agent set forth above shall terminate if the Borrower does not file its 10-K on or before November 16, 2012.

(b) The Administrative Agent (i) waives any Default or Event of Default that may exist due to a violation of Section 6.4 of the Credit Agreement on account of the Borrower’s failure to file its 10-Q for the first fiscal quarter of 2012 by May 21, 2012 so long as the Borrower files such 10-Q on or before November 16, 2012, and (ii) acknowledges that the representation in Section 5.12 of the Credit Agreement may not be true and correct on any day on or after May 21, 2012 and on or before November 16, 2012 on account of the Borrower’s failure to file its 10-Q for the first fiscal quarter of 2012 on or before May 21, 2012. Borrower acknowledges that the waivers and acknowledgements of the Administrative Agent set forth above shall terminate if the Borrower does not file its 10-Q for the first fiscal quarter of 2012 on or before November 16, 2012.

(c) The Administrative Agent (i) waives any Default or Event of Default that may exist due to a violation of Section 6.4 of the Credit Agreement on account of the Borrower’s failure to file its 10-Q for the second fiscal quarter of 2012 by August 20, 2012 so long as the Borrower files such 10-Q on or before November 16, 2012, and (ii) acknowledges that the representation in Section 5.12 of the Credit Agreement may not be true and correct on any day on or after August 20, 2012 and on or before November 16, 2012 on account of the Borrower’s failure to file its 10-Q for the second fiscal quarter of 2012 on or before August 20, 2012. Borrower acknowledges that the waivers and acknowledgements of the Administrative Agent set forth above shall terminate if the Borrower does not file its 10-Q for the second fiscal quarter of 2012 on or before November 16, 2012.

2.2 Effect of Limited Waiver. Except as expressly set forth herein, the limited waiver set forth in Section 2.1 hereof shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, or the Borrower under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

ARTICLE III

CONDITIONS TO EFFECTIVENESS

This Amendment shall become effective upon the satisfaction of each of the following conditions precedent:

(a) The Administrative Agent shall have received a duly executed counterpart of this Amendment from the Borrower and the Subsidiary Guarantors (collectively, the “Amendment Parties”);

(b) The Borrower shall have deposit $2,800,000 as cash collateral into the deposit account with Administrative Agent in the name of the Borrower with the account number *;

(c) The Borrower shall have paid all reasonable out-of-pocket costs and expenses of the Administrative Agent to be paid by it at the closing in connection with the preparation, negotiation, execution and delivery of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto); and

(d) The Administrative Agent shall have received such other documents, certificates, opinions, instruments and other evidence as the Administrative Agent may reasonably request, all in a form and substance satisfactory to the Administrative Agent and its counsel.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

The Amendment Parties hereby represent and warrant that:

4.1 Representations in Credit Agreement. The representations and warranties of the Amendment Parties set forth in the Credit Agreement and the Credit Documents are true and correct in all

*	Confidential terms omitted and provided separately to the Securities and Exchange Commission.

material respects as of the date hereof, except to the extent such representations and warranties relate solely to or are specifically expressed as of a particular date or period and for the representation in Section 5.10(d) of the Credit Agreement which the Amendment Parties acknowledge is not true and correct in all material respects as of the date hereof and will continue not to be true and correct in all material respects unless and until Section 5.10(d) of the Credit Agreement is amended in writing by the Administrative Agent in its sole discretion.

4.2 Compliance with Credit Agreement. Each of the Amendment Parties is in compliance with all covenants, terms and provisions set forth in the Credit Agreement and the other Credit Documents to be observed or performed by it.

4.3 Due Authorization. This Amendment has been duly authorized, validly executed and delivered by one or more authorized officers of each Amendment Party and each of this Amendment, the Credit Agreement and the other Credit Documents, constitutes the legal, valid and binding obligation of each Amendment Party, to the extent each is a party thereto, enforceable against it in accordance with its terms.

4.4 No Event of Default. No Default or Event of Default under the Credit Agreement has occurred and is continuing.

4.5 Continuing Security Interests. All obligations of the Amendment Parties under the Credit Agreement and the other Credit Documents continue to be or will be secured by the Administrative Agent’s security interests in all of the collateral granted under the Security Documents, and nothing herein will affect the validity, enforceability, perfection or priority of such security interests.

ARTICLE V

ACKNOWLEDGEMENTS; REPRESENTATIONS; CONSENT

5.1 Amendment Parties. Each of the Amendment Parties hereby approves and consents to the transactions contemplated by this Amendment, confirms and agrees that, after giving effect to this Amendment, each of the Credit Agreement and the other Credit Documents to which it is a party, remains in full force and effect and enforceable against it in accordance with its terms and shall not be discharged, diminished, limited or otherwise affected in any respect, and represents and warrants to the Administrative Agent and the Lenders that it has no knowledge of any claims, counterclaims, offsets, or defenses to or with respect to its obligations under the Credit Documents, or if it has any such claims, counterclaims, offsets, or defenses to such Credit Documents or any transaction related to such Credit Documents, the same are hereby waived, relinquished, and released in consideration of the execution of this Amendment. Furthermore, each of the Amendment Parties acknowledges and agrees that its obligations under the Credit Documents shall not be discharged, limited or otherwise affected by reason of the Administrative Agent’s or any Lender’s actions with respect to any other Amendment Party, or with respect to, or in adding or releasing, any other guarantor of the obligations of the Borrower under the Credit Agreement without the necessity of giving notice to or obtaining the consent of such Amendment Party. The acknowledgements and confirmations by each of the Amendment Parties herein is made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment and continue to extend credit to the Borrower and the other Amendment Parties, and each of the Amendment Parties acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment and continue to extend such credit in the absence of the acknowledgement and confirmation contained herein. The Amendment Parties assume, ratify and confirm the obligations of the Amendment Parties and any predecessor to an Amendment Party under the amendments to the Credit Agreement executed prior to this Amendment.

5.2 Subsidiary Guarantors. Each of the Subsidiary Guarantors further represents that it has knowledge of the Borrower’s and the other Amendment Parties’ financial condition and affairs and that it has adequate means to obtain from the Borrower and the other Amendment Parties on an ongoing basis information relating thereto and to the Borrower’s and the other Amendment Parties’ ability to pay and perform their respective obligations under the Credit Documents, and agrees to assume the responsibility for keeping, and to keep, so informed for so long as the guaranty of each such Subsidiary Guarantor remains in effect. Each Subsidiary Guarantor agrees that the Administrative Agent and the Lenders shall have no obligation to investigate the financial condition or affairs of the Borrower or any of the Amendment Parties for the benefit of any Subsidiary Guarantor nor to advise any Subsidiary Guarantor of any fact respecting, or any change in, the financial condition or affairs of the Borrower or any of the Amendment Parties that might become known to the Administrative Agent or any Lender at any time, whether or not the Administrative Agent or any such Lender knows or believes or has reason to know or believe that any such fact or change is unknown to any Subsidiary Guarantor, or might (or does) materially increase the risk of any Subsidiary Guarantor as guarantor, or might (or would) affect the willingness of any Subsidiary Guarantor to continue as a guarantor of the obligations of the Borrower under the Credit Documents. These representations and agreements by each of the Subsidiary Guarantors are made and delivered to induce the Administrative Agent and the Lenders to enter into this Amendment and continue to extend credit to the Borrower and the other Amendment Parties under the Credit Documents, and each of the Subsidiary Guarantors acknowledges that the Administrative Agent and the Lenders would not enter into this Amendment and continue to extend such credit in the absence of the representations and agreements contained herein.

5.3 Release of Claims and Covenant Not to Sue. As a material inducement to the Administrative Agent and the Lenders to enter into this Amendment and to grant the concessions to the Amendment Parties reflected herein, all in accordance with and subject to the terms and conditions of this Amendment, and all of which are to the direct advantage and benefit of the Amendment Parties, each Amendment Party for itself and its successors and assigns, (a) does hereby remise, release, acquit, satisfy and forever discharge the Administrative Agent and the Lenders, and all of the past, present and future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors and assigns of the Administrative Agent and the Lenders (each a “Releasee”), from any and all manner of debts, accountings, bonds, warranties, representations, covenants, promises, contracts, controversies, agreements, liabilities, obligations, expenses, damages, judgments, executions, actions, claims, demands and causes of action of any nature whatsoever, whether at law or in equity, either now accrued or hereafter maturing and whether known or unknown, which such Amendment Party or the Amendment Parties now has or hereafter can, shall or may have by reason of any matter, cause or thing, from the beginning of the world to and including the date of this Amendment, including specifically, but without limitation, matters arising out of, in connection with or relating to (i) the Obligations, (ii) the Credit Documents or the obligations evidenced thereby, including, but not limited to, the administration or funding thereof, and (iii) any other agreement or transaction between the Amendment Parties or such Amendment Party and the Administrative Agent or the Lenders or any subsidiary or affiliate of such parties relating to the Credit Documents; and (b) does hereby covenant and agree never to institute or cause to be instituted or continue prosecution of any suit or other form of action or proceeding of any kind or nature whatsoever against the Administrative Agent and the Lenders or any subsidiaries or affiliates, or any of its past, present or future officers, directors, employees, agents, attorneys, representatives, participants, heirs, successors or assigns of the Administrative Agent or the Lenders, by reason of or in connection with any of the foregoing matters, claims or causes of action; provided, however, that the foregoing release and covenant not to sue shall not apply to any claims arising after the date of this Amendment with respect to acts, occurrences or events after the date of this Amendment. If any Amendment Party, or any of its heirs, successors, assigns or other legal representatives, violates the foregoing covenant, each Amendment Party, for itself and its heirs, successors, assigns and legal representatives, jointly and severally agrees to pay, in addition to such other damages as any Releasee may sustain as a result of such violation, all attorneys’ fees and costs incurred by any Releasee as a result of such violation.

ARTICLE VI

GENERAL

6.1 Full Force and Effect. This Amendment is limited as specified and, except as specifically set forth herein, shall not constitute a modification, acceptance or waiver of any other provision of any of the Credit Documents. The Credit Agreement, as amended by the amendments set forth herein, shall continue to be in full force and effect in accordance with the provisions thereof after giving effect to such amendments. Any reference to the Credit Agreement in any of the other Credit Documents shall mean the Credit Agreement as amended by this Amendment and as may be further amended, modified, restated, or supplemented from time to time. This Amendment shall be a Credit Document.

6.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

6.3 Counterparts; Execution. This Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument. The exchange of copies of this Amendment and of signature pages by facsimile transmission or by electronic delivery of .pdf copies shall constitute effective execution and delivery of this Amendment and such copies may be used in lieu of the original Amendment for all purposes. Delivery of an executed counterpart of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

6.4 Expenses. The Borrower agrees to pay on demand all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, all reasonable attorneys’ fees.

6.5 Further Assurances. Each of the Amendment Parties shall execute and deliver to the Administrative Agent such documents, certificates, and opinions as the Administrative Agent may reasonably request to effect the amendments contemplated by this Amendment and to continue the existence, perfection and first priority of the Administrative Agent’s security interest in collateral securing the obligations under the Credit Documents.

6.6 Headings. The headings of this Amendment are for the purposes of reference only and shall not affect the construction of this Amendment.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers all as of the date first above written.

SWISHER HYGIENE INC.

By:	/s/ Thomas E. Aucamp
Name:	Thomas E. Aucamp
Title:	Executive Vice President

[Signature Pages Continued on the Following Page]

Signature Page to Ninth Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Cavan J. Harris
Cavan J. Harris
Senior Vice President

[Signature Pages Continued on the Following Page]

Signature Page to Ninth Amendment to Credit Agreement

GUARANTORS:

SWISHER INTERNATIONAL, INC.
SWISHER HYGIENE USA OPERATIONS, INC.
SWISHER HYGIENE FRANCHISE CORP.
SWISHER PEST CONTROL CORP.
SWISHER MAID, INC.
EXPRESS RESTAURANT EQUIPMENT SERVICE, INC.
SERVICE MICHIGAN, LLC
SERVICE TAMPA, LLC
SERVICE WEST COAST, LLC
FOUR-STATE HYGIENE, INC.
INTEGRATED BRANDS INC.
ESKIMO PIE CORPORATION

By:	/s/ Thomas E. Aucamp
Name:	Thomas E. Aucamp
Title:	Executive Vice President

[Signature Pages Continued on the Following Page]

Signature Page to Ninth Amendment to Credit Agreement

CHOICE ENVIRONMENTAL SERVICES, INC.
CHOICE ENVIRONMENTAL SERVICES OF MIAMI, INC.
CHOICE ENVIRONMENTAL SERVICES OF BROWARD, INC.
CHOICE ENVIRONMENTAL SERVICES OF DADE COUNTY, INC.
CHOICE ENVIRONMENTAL SERVICES OF COLLIER, INC.
CHOICE RECYCLING SERVICES OF MIAMI, INC.
CHOICE ENVIRONMENTAL SERVICES OF ST. LUCIE, INC.
CHOICE RECYCLING SERVICES OF BROWARD, INC.
CHOICE ENVIRONMENTAL SERVICES OF LEE COUNTY, INC.
CHOICE ENVIRONMENTAL SERVICES OF HIGHLANDS COUNTY, INC.
SANOLITE CORPORATION
SWSH MOUNT HOOD MFG., INC.
SWSH ARIZONA MFG., INC.

By:	/s/ Thomas E. Aucamp
Name:	Thomas E. Aucamp
Title:	Executive Vice President

SWSH DALEY MFG., INC.

By:	/s/ Thomas E. Aucamp
Name:	Thomas E. Aucamp
Title:	Secretary

Signature Page to Ninth Amendment to Credit Agreement